Commitments and Contingencies	6 Months Ended
Mar. 31, 2023
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 16 — COMMITMENTS AND CONTINGENCIES

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. For the six months ended March 31, 2023 and 2022, the Company did not have any material legal claims or litigation that, individually or in aggregate, could have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

The Company has an ongoing CIP project associated with the construction of a new manufacturing facility. As of March 31, 2023, future minimum capital expenditures on the Company’s CIP project amounted to approximately $13.9 million, among which, approximately $3.6 million is required for the next 12 months from the date of this report (see Note 10).

On May 6, 2021, the Company entered into a real estate property purchase agreement with Jiangxi Yueshang, an entity in which the Company’s chief executive officer, Mr. Gang Lai, owned 5% of its equity interests as of the date of that agreement. Pursuant to this purchase agreement, Jiangxi Yueshang will sell and the Company will purchase certain residential apartments and commercial office space totaling 2,749.30 square meters, with a total purchase price of RMB32 million (approximately $4.6 million). As of March 31, 2023, the Company had made a prepayment of RMB16 million (approximately $2.3 million) to Jiangxi Yueshang. The remaining balance is expected to be paid by August 2024 (see Note 11).